UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2023
Aurinia Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-36421	98-1231763
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

#140, 14315 – 118 Avenue
Edmonton, Alberta
T5L 4S6
(250) 744-2487
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value	AUPH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Election of Directors.
New Directors Appointment

On August 21, 2023, Aurinia Pharmaceuticals Inc. (the Company) issued a press release announcing the appointments of Dr. Karen Smith and Jeffrey A. Bailey to the Board of Directors of the Company (the Board) effective August 18, 2023. A copy of the press release announcing the appointments of Dr. Karen Smith and Jeffrey A. Bailey is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has entered into its standard form of indemnification agreement with both Dr. Karen Smith and Jeffrey A. Bailey. The form of indemnification agreement was previously filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission on February 28, 2023 and is incorporated by reference herein.

Dr. Karen Smith and Jeffrey A. Bailey were not appointed pursuant to any arrangement or understanding with any other person and there are no family relationships between Dr. Karen Smith or Jeffrey A. Bailey and the other directors or executives of the Company. There are no transactions in which Dr. Karen Smith or Jeffrey A. Bailey have an interest requiring disclosure on the part of the Company under Item 404(a) of Regulation S-K promulgated under the Exchange Act.

As non-employee directors, Dr. Karen Smith and Jeffrey A. Bailey will be entitled to receive annual cash retainers of $45,000 per year, payable quarterly in arrears, as well as annual equity-based compensation with an aggregate grant date value of $200,000. In accordance with pre-determined Board compensation policies, Dr. Karen Smith and Jeffrey A. Bailey were each awarded equity-based compensation with an aggregate grant date value of $340,000 in connection with their appointment to the Board.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1
Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company's Annual Report on Form 10-K (File No. 001-36421) filed with the Commission on February 28, 2023

99.1	Press Release, dated August 21, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 21, 2023

AURINIA PHARMACEUTICALS INC.

By:	/s/ Stephen P. Robertson
Name:	Stephen P. Robertson
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer